UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 8, 2005

                           GOLDTECH MINING CORPORATION
             (Exact name of registrant as specified in its charter)



           Nevada                 002-95836-NY                  13-3250816
(State or Other Jurisdiction    (Commission File             (I.R.S. Employer
       of Incorporation)             Number)              Identification Number)

               Dalian Dong Tai Industrial Waste Treatment Co., Ltd
                             No. 1 Huaihe West Road
                        E-T-D-Zone, Dalian, China 116600
               (Address of principal executive offices) (zip code)

                                  0411-87622850
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc A. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


     On December 8, 2005, Mr. Ralph Jordan, a member of the board of directors, resigned as a director, effective immediately, to pursue other interests.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number                            Description
----------  --------------------------------------------------------------------
99.1        Letter of Resignation from Ralph Jordan

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GOLDTECH MINING CORPORATION


Dated: December 15, 2005                           By: /s/ JINQING DONG
                                                   ----------------
                                                   Name: Jinqing Dong
                                                   Title:Chief Executive Officer